Exhibit 21.1

Name	Jurisdiction of Incorporation
Actavis Australia Pty Ltd.	Australia
Actavis Pharma Pty Ltd. (f/k/a Watson Pharma Pty Ltd)	Australia
Actavis Pty Ltd (f/k/a/ Ascent Pharmaceuticals Pty Ltd)	Australia
Ascent Australia Pty Ltd	Australia
Ascent Pharma Pty Ltd.	Australia
Ascent Pharmahealth Pty Ltd	Australia
Eremad Pty Ltd.	Australia
Medis Pharma Pty Ltd. (f/k/a Spirit Pharmaceuticals Pty Ltd)	Australia
Warner Chilcott Australia Pty. Ltd.	Australia
Willow Pharmaceuticals (Australia) Pty Ltd.	Australia
Axcan Pharma (Australia) Pty Ltd	Australia
Gastro Services Pty Ltd	Australia
Actavis GmbH	Austria
Forest Laboratories Osterreich GmbH	Austria
Axcan Pharma PDT Inc.	Barbados
Femalon SPRL	Belgium
Odyssea Pharma SPRL	Belgium
Uteron Pharma Operations SPRL	Belgium
Uteron Pharma SPRL	Belgium
Uteron Pharma Technologies SPRL	Belgium
Warner Chilcott Pharmaceuticals B.V.B.A.	Belgium
Schein Pharmaceutical Ltd	Bermuda
Warner Chilcott Holdings Company II, Limited	Bermuda
Warner Chilcott Holdings Company III, Limited	Bermuda
Warner Chilcott Limited	Bermuda
Actavis Farmaceutica LTDA (f/k/a Arrow Farmaceutica LTDA)	Brazil
Seeker Investments Limited	British Virgin Islands
Soosysoo Ltd.	British Virgin Islands
Watson Pharmaceuticals (Asia) Ltd.	British Virgin Islands
Watson Pharmaceuticals China Limited	British Virgin Islands
Watson Pharmaceuticals International Ltd.	British Virgin Islands
WP Holdings Ltd.	British Virgin Islands
Actavis EAD	Bulgaria
Actavis Operations EOOD	Bulgaria
Balkanpharma Dupnitsa AD	Bulgaria
Balkanpharma Securitiy EOOD	Bulgaria
Balkanpharma Troyan AD	Bulgaria
Opening Pharma Bulgaria EOOD	Bulgaria
Abri Pharmaceuticals Company	Canada
Actavis Pharma Company (f/k/a Cobalt Ph. & Arrow Ph. OTC)	Canada
Actavis Specialty Pharmaceuticals (f/k/a Watson Pharma Co)	Canada
Warner Chilcott Canada Co.	Canada
3948587 Canada Inc.	Canada
Aptalis Pharma Canada ULC	Canada
Aptalis Pharma Export, Inc.	Canada
Biozymes Inc.	Canada
Forest Laboratories Canada Inc.	Canada
Marrow Pharmaceuticals Research & Development Co Ltd.	China
Med All Enterprise (Shanghai) Co. Ltd.	China / Shanghai
Actavis (Cyprus) Ltd.	Cyprus
Balkanpharma Healthcare International (Cyprus) Ltd.	Cyprus
Paomar Plc.	Cyprus
Actavis CZ a.s.	Czech Republic
Actavis A/S	Denmark
Actavis Nordic A/S	Denmark
Arrow ApS	Denmark
Arrow Group ApS	Denmark
Medis-Danmark A/S	Denmark
Forest Laboratories Denmark APS	Denmark
UAB Actavis Baltic Estonia Branch	Estonia
Actavis OY (Finland)	Finland
Medis Pharma France SAS	France
Warner Chilcott France SAS	France
Aptalis Pharma SAS	France
Actavis Biopharma SAS	France
Axcan France (Invest) SAS	France
Eurand France S.A.S.	France
S.C.I. La Prévôté	France
Forest Laboratories France S.A.S.	France
Medis Pharma GmbH	Germany
Warner Chilcott Deutschland GmbH	Germany
Aptalis Pharma GmbH	Germany
Forest Laboratories Deutschland GmbH	Germany
WC Pharmaceuticals I Limited	Gibraltar
WC Pharmaceuticals II Limited	Gibraltar
Alet SA	Greece
Specifar SA	Greece
Arrow Pharma HK Ltd.	Hong Kong
Ascent Pharmahealth Hong Kong Ltd.	Hong Kong
Actavis Hong Kong Limited	Hong Kong
Actavis Hungary Kft	Hungary

Name	Jurisdiction of Incorporation
Actavis ehf	Iceland
Actavis Group ehf	Iceland
Actavis Group PTC ehf	Iceland
Actavis Pharma Holding 4 ehf (APH4)	Iceland
Actavis Pharma Holding 5 ehf (APH5)	Iceland
Medis ehf	Iceland
Actavis Pharma Development Centre Pvt Ltd.	India
Actavis Pharma Private Ltd.	India
Lotus Laboratories Private Ltd.	India
Watson Pharma Private Ltd. - Mumbai	India
PT Actavis Indonesia	Indonesia
Actavis Acquisition 1 S.à r.l. Irish Branch	Ireland
Actavis Ireland Holding Limited	Ireland
Actavis Ireland Ltd.	Ireland
Selamine Ltd.	Ireland
Warner Chilcott (Ireland) Limited	Ireland
Warner Chilcott Intermediate (Ireland) Limited	Ireland
Warner Chilcott plc	Ireland
Ireland Actavis Finance Ltd.	Ireland
Aptalis Pharma Ltd.	Ireland
Forest Laboratories Holdings Ltd.	Ireland
Forest Laboratories Ireland Ltd	Ireland
Forest Laboraotores Limited	Ireland
Forest Laboratories Services Limited	Ireland
Forest Tosara Ltd.	Ireland
Tosara Exports Ltd.	Ireland
Actavis Isle of Man Ltd.	Isle of Man
Arrow Blue Ltd	Israel
Actavis Italy S.p.A.	Italy
Warner Chilcott Italy S.r.l.	Italy
Aptalis Pharma S.r.l.	Italy
Forest Laboratories Italy S.R.L.	Italy
Actavis KK	Japan
UAB Actavis Baltic Latvia Branch	Latvia
UAB Actavis Baltic	Lithuania
Actavis Acquisition 1 S.à r.l. (f/k/a Watson Pharma S. à r.l.)	Luxembourg
Actavis Acquisition 2 S.à r.l. (f/k/a Watson Pharma Actavis S. a r.l.)	Luxembourg
Actavis Capital S.à r.l.(f/k/a Actavis WC Holding S. a r.l.)	Luxembourg
Actavis Finance S.à r.l. Co.	Luxembourg
Actavis Finance S.à r.l.	Luxembourg
Actavis Holding 2 S.à r.l. (f/k/a WatsonPhHldg 2 S.a r.l.)	Luxembourg
Actavis International Holding S.à r.l. (f/k/aWatsonPhHldg.)	Luxembourg
Actavis Pharma Holding S.à r.l. (f/k/a WatsonPharma Holding S.a r.l.)	Luxembourg
Actavis S.à r.l.	Luxembourg
Actavis WC 1 S.a r.l. (f/k/a WC Luxembourg S. a r.l.)	Luxembourg
Actavis WC 2 S.a r.l. (f/k/a WC Luxco S.aÂ r.l.)	Luxembourg
Actavis WC 3 S.a r.l. (f/k/a WC Luxco Holdings S.aÂ r.l. )	Luxembourg
Actavis, Inc. II SCS	Luxembourg
Actavis, Inc. SCS (f/k/a Watson Pharmaceuticals, Inc. SCS)	Luxembourg
Actavis Funding SCS	Luxembourg
Actavis Luxembourg International S.à r.l.	Luxembourg
Actavis Sdn. Bhd (f/k/a Ascent PharmahealthMalaysiaSdn.)	Malaysia
Actavis Export International Ltd.	Malta
Actavis International Ltd.	Malta
Actavis Ltd.	Malta
Actavis Malta Ltd.	Malta
Arrow International Ltd.	Malta
Arrow Laboratories Ltd.	Malta
Arrow Pharma (Malta) Ltd.	Malta
Arrow Supplies Ltd.	Malta
Actavis Services (Asia) Ltd. (f/k/a Marrow Holdings Ltd.)	Malta
Robin Hood Holdings Ltd.	Malta
Actavis Pharma S. de R.L. de C.V. (f/k/a WatsonPh. S. de RL de CV)	Mexico
Actavis S. de R.L. de C.V.	Mexico
Watson Laboratories S. de R.L. de C.V.	Mexico
Actavis Dutch Holding BV	Netherlands, The
Actavis Holding Asia BV	Netherlands, The
Medis Pharma BV (f/k/a Actavis Holding BV)	Netherlands, The
Actavis Holding CEE BV	Netherlands, The
Actavis Holding Germany GmbH	Netherlands, The
Actavis Holding NWE BV	Netherlands, The
Arrow Pharma Holdings BV	Netherlands, The
GM Invest BV	Netherlands, The
PharmaPack International BV	Netherlands, The
Warner Chilcott Nederland B.V.	Netherlands, The
AHI C.V.	Netherlands, The
Aptalis Holding B.V.	Netherlands, The
Aptalis Netherlands B.V.	Netherlands, The
FL Holding C.V.	Netherlands, The
Forest Finance B.V.	Netherlands, The
Forest Healthcare (Branch of Forest Tosara Ltd.)	Netherlands, The
Forest Pharma B.V.	Netherlands, The
Durata Therapeuctics Holding CV	Netherlands, The
Durata Therapeuctics International BV	Netherlands, The

Name	Jurisdiction of Incorporation
Actavis New Zealand Limited (f/k/a Arrow Pharm (NZ) Ltd)	New Zealand
Spirit Pharmaceuticals NZ Pty Ltd.	New Zealand
Actavis Norway A/S	Norway
Actavis Polska Sp. z.o.o.	Poland
Arrow Poland SA	Poland
Biovena Pharma Sp. z.o.o.	Poland
Arrowblue Productos Farmaceuticos SA	Portugal
Anda Puerto Rico, Inc	Puerto Rico
Warner Chilcott Company, LLC	Puerto Rico
Actavis SRL	Romania
Sindan Pharma SRL	Romania
LLC Actavis	Russia
Open Pharma LLC	Russia
Actavis d.o.o. Belgrade	Serbia
Zdravlje AD	Serbia
Zdravlje Trade d.o.o.	Serbia
Actavis Asia Pacific Pte. Ltd.	Singapore
Ascent Pharmahealth Asia Pte Ltd	Singapore
Drug House of Australia Pte Ltd	Singapore
Actavis S.r.o.	Slovak Republic
Arrow Pharma Tender (Pty) Ltd.	South Africa
Pharmascript Pharmaceuticals Ltd.	South Africa
Referral-Net (Pty) Ltd.	South Africa
Scriptpharm Marketing (Pty) Ltd.	South Africa
Scriptpharm Risk Management (Pty) Ltd.	South Africa
Spear Pharmaceuticals (Pty) Ltd.	South Africa
Actavis (Pty) Ltd. (f/k/a Watson Pharma (Pty) Ltd.)	South Africa
Actavis Holdings South Africa (Pty) Ltd. (f//k/a Watson Pharma Holdings South Africa (Pty) Ltd.)	South Africa
Actavis Pharma (Pty) Ltd. (f/k/a Watson Pharma No 1 (Pty) Ltd.)	South Africa
Zelphy 1308 (Pty) Ltd.	South Africa
Warner Chilcott Iberia S.L.U.	Spain
Forest Laboratories Spain, SL	Spain
Actavis AB	Sweden
Actavis Holding AB	Sweden
Arrow Lakemedel AB	Sweden
Actavis S.à r.l. Steinhausen branch	Switzerland
Actavis Switzerland AG	Switzerland
Oncopharma AG	Switzerland
Warner Chilcott Pharmaceuticals S. àr.l.	Switzerland
Varioraw Percutive Sàrl	Switzerland
Forest Laboratories Switzerland GmbH	Switzerland
Silom Medical Co., Ltd.	Thailand
Silom Medical International Co., Ltd.	Thailand
Actavis Ilaclari AS	Turkey
Actavis Istanbul Ilac Sanayive Ticaret Ltd. Sirketi	Turkey
Actavis Holdings UK II Ltd.	UK
Actavis Holdings UK Ltd.	UK
Actavis UK Ltd.	UK
Arrow Generics Ltd.	UK
Arrow No7 Ltd.	UK
Bowmed Ltd.	UK
Breath Limited	UK
Chilcott UK Limited	UK
Actavis Biologics Ltd. (f/k/a Eden Biodesign Ltd.)	UK
Eden Biopharm Group Ltd.	UK
Eden Biopharm Ltd.	UK
Milbook (NI) Limited	UK
Nicobrand Limited	UK
Warner Chilcott Acquisition Limited	UK
Warner Chilcott Pharmaceuticals UK Limited	UK
Warner Chilcott Research Laboratories Limited	UK
Warner Chilcott UK Limited	UK
Aptalis Pharma UK Limited	UK
MPEX London Ltd.	UK
Forest Laboratories UK Ltd.	UK
Pharmax Holding Ltd.	UK
Pharmax Limited	UK
Durata Therapeuctics Limited	UK
Actavis Ukraine LLC	Ukraine
Actavis (MEEA) FZE	United Arab Emirates
Circa Pharmaceuticals West, Inc.	US - California
Makoff R&D Laboratories, Inc.	US - California
R&D Ferriecit Capital Resources, Inc.	US - California
R&D New Media Services Inc.	US - California
R&D Pharmaceutical, Inc.	US - California
R&D Research & Development Corp.	US - California
Watson Laboratories Inc. (Connecticut)	US - Connecticut
Actavis Elizabeth, LLC	US - Delaware
Actavis Kadian LLC	US - Delaware
Actavis LLC	US - Delaware
Actavis Mid Atlantic, LLC	US - Delaware
Actavis Pharma Inc.(f/k/a Watson Pharma, Inc.)	US - Delaware
Actavis South Atlantic, LLC	US - Delaware

Name	Jurisdiction of Incorporation
Actavis Totowa LLC	US - Delaware
Actavis US Holding LLC	US - Delaware
Actavis W.C. Holding Inc.	US - Delaware
Andrx Corporation	US - Delaware
Andrx Laboratories (NJ)	US - Delaware
Andrx Labs LLC	US - Delaware
Andrx Pharmaceuticals (NC) Equipment LLC	US - Delaware
Andrx Pharmaceuticals, LLC	US - Delaware
Cobalt Laboratories LLC	US - Delaware
Coventry Acquisition, LLC	US - Delaware
Cybear, LLC	US - Delaware
Eden Biodesign Inc.	US - Delaware
Marsam Pharma, LLC	US - Delaware
MSI, Inc	US - Delaware
Schein Bayer Pharmaceutical Services, Inc.	US - Delaware
Schein Pharmaceutical International, Inc.	US - Delaware
Warner Chilcott (US), LLC	US - Delaware
Warner Chilcott Corporation	US - Delaware
Warner Chilcott Finance LLC	US - Delaware
Warner Chilcott Leasing Equipment Inc.	US - Delaware
Warner Chilcott Sales (US), LLC	US - Delaware
Watson Cobalt Holdings, LLC	US - Delaware
Watson Diagnostics Inc.	US - Delaware
Watson Laboratories LLC	US - Delaware
Watson Laboratories, Inc. (Arizona)	US - Delaware
Actavis Laboratories UT, Inc. (f/k/a Watson Laboratories, Inc. (Salt Lake City))	US - Delaware
Watson Manufacturing Services, Inc.	US - Delaware
Actavis Pharmaceuticals NJ, Inc. (f/k/a Watson Pharmaceuticals (NJ) Inc.)	US - Delaware
Development Partners, LLC	US - Delaware
AHI CV HoldCo, LLC	US - Delaware
Aptalis Holdings, Inc.	US - Delaware
Aptalis Pharma US, Inc.	US - Delaware
Axcan EU LLC	US - Delaware
MPEX Pharmaceuticals, Inc.	US - Delaware
SourceCF Inhalation Systems, LLC	US - Delaware
Tango US Holdings Inc.	US - Delaware
Forest Laboratories, LLC	US - Delaware
Cerexa Inc.	US - Delaware
Commack Properties, Inc.	US - Delaware
Dogwood Pharmaceuticals, Inc.	US - Delaware
FL Cincinnati I Inc.	US - Delaware
Forest Laboratories Products Corp.	US - Delaware
Forest Pharmaceuticals, Inc.	US - Delaware
FRX Churchill Holdings, Inc.	US - Delaware
M8 Holdings LLC	US - Delaware
Durata Therapeuctics, Inc	US - Delaware
Vicuron Pharmaceuticals, Inc	US - Delaware
Durata Therapeuctics U.S. Limited	US - Delaware
Actavis Puerto Rico Holdings, Inc.	US - Delaware
FLI International LLC	US - Delaware
Anda Inc.	US - Florida
Anda Marketing, Inc.	US - Florida
Anda Pharmaceuticals, Inc.	US - Florida
Anda Veterinary Supply Inc.	US - Florida
Andrx Pharmaceuticals (Mass), Inc.	US - Florida
Andrx Pharmaceuticals (NC), Inc.	US - Florida
Andrx Pharmaceuticals Equipment #1, LLC	US - Florida
Andrx Pharmaceuticals Sales and Marketing, Inc.	US - Florida
Royce Laboratories, Inc.	US - Florida
Royce Research & Development Limited Partnership I	US - Florida
Royce Research Group, Inc.	US - Florida
RxAPS, Inc.	US - Florida
SR Six, Inc.	US - Florida
Actavis Laboratories FL, Inc. (f/k/a Watson Laboratories, Inc. Florida)	US - Florida
Watson Management Corporation	US - Florida
Watson Therapeutics, Inc.	US - Florida
Del Mar Indemnity Co. Inc.	US - Hawaii
Actavis, Inc.	US - Nevada
Watson Laboratories Inc. (Corona)	US - Nevada
Aptalis Pharmatech, Inc.	US - Nevada
Furiex Pharmaceuticals, Inc.	US - New Jersey
Forest Research Institute, Inc.	US - New Jersey
Ancirc Pharmaceuticals	US - New York
Circa Sub	US - New York
Rugby Laboratories, Inc.	US - New York
The Rugby Group, Inc.	US - New York
Valmed Pharmaceuticals, Inc.	US - New York
Watson Laboratories Inc. Ohio	US - New York
Actavis Laboratories NY, Inc. (f/k/a Watson Laboratories, Inc. (Copiague))	US - New York
Inwood Laboratories, Inc.	US - New York
APBI Holdings, LLC	US - North Carolina
GenuPro, LLC	US - North Carolina
Andrx South Carolina I, Inc.	US - South Carolina
Natrapac Inc.	US - Utah